Exhibit 99.2

FGL Holdings (“F&G”; NYSE: FG)
Investor Supplement
September 30, 2018
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Fidelity & Guaranty Life (“FGL”; NYSE: FGL), a former majority owned subsidiary of HRG Group, Inc. (“HRG”; NYSE: HRG), completed the merger with CF Corporation (NASDAQ: CFCO) (“CF Corp”) and its related entities (“CF Entities”), on November 30, 2017 ("Closing Date"). As a result of the Business Combination completed November 30, 2017, CF Corp changed their name to FGL Holdings (NYSE: FG). For accounting purposes, FGL Holdings was determined to be the acquirer and FGL was deemed the acquired party and accounting predecessor. In addition, on November 30, 2017 CF Corp acquired all of the issued and outstanding shares of Front Street Re Cayman Ltd. (“FSRC”) and F&G Reinsurance, Ltd. (formerly known as Front Street Re Ltd., and, together with FSRC herein referred to as the "FSR Companies"). Our financial statement presentation includes the financial statements of FGL and its subsidiaries as “Predecessor” for the periods prior to the completion of the Business Combination and FGL Holdings, including the consolidation of FGL and its subsidiaries and FSR Companies, as "Successor" for periods from and after the Closing Date.

As disclosed in the Company’s Form 10-Q for the period ended September 30, 2018, the Company identified immaterial errors during the quarter ended September 30, 2018. Management recorded immaterial out of period adjustments and updated the respective balance previously reported for the quarters ended June 30, 2018 and March 31, 2018 and the period ended December 31, 2017 within the financial statements and financial exhibits included herein. See "Note 2. Significant Accounting Policies and Practices" to our unaudited condensed consolidated financial statements for additional information.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures.

FGL HOLDINGS
Financial Supplement
September 30, 2018
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

NON-GAAP FINANCIAL MEASURES : Successor
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The following represents the definitions of non-GAAP measures used by the Successor entity.
Adjusted Operating Income (AOI)
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate (i) the impact of net investment gains/losses including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in fair values of FIA related derivatives and embedded derivatives, net of hedging cost, (iii) the tax effect of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs Act. Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate of 21%, as appropriate. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Beginning with the quarter ended March 31, 2018, the Company updated its AOI definition to remove the residual impacts of fair value accounting on its FIA products, including gains and losses on derivatives hedging those policies. Management believes the revised measure enhances the understanding of the business post-merger and is more useful and relevant to investors as compared to the previous definition which eliminated only the effects of changes in the interest rates used to discount the FIA embedded derivative. Periods shown prior to March 31, 2018 have not been adjusted to reflect the new definition.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate the same items as described in the AOI paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.
Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Equity Available to Preferred Shareholders
Equity available to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
GAAP Book Value per Common Share (including and excluding AOCI)
GAAP Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGLIC")’s statutory basis capital and surplus plus F&G Life Re's U.S. GAAP Common Shareholder's Equity excluding the impact of reinsurance embedded derivatives and AOCI, plus FSRC’s U.S. GAAP Common Shareholder's Equity excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGLIC’s statutory basis capital and surplus excluding IMR and AVR plus F&G Life Re's U.S. GAAP Common Shareholder's Equity excluding the impact of reinsurance embedded derivatives and AOCI, plus FSRC’s U.S. GAAP Common Shareholder's Equity excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Common Shareholders Equity Excluding AOCI
Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Adjusted Operating Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital excluding AOCI
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; (iii) accrued investment income; (iv) funds withheld at fair value; (v) the net payable/receivable for the purchase/sale of investments and (iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on the Company’s income generating invested assets.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

NON-GAAP FINANCIAL MEASURES : Predecessor
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results. The Predecessor's non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner. The following represents the definitions of non-GAAP measures used by the Predecessor entity.
AOI
AOI is a non-GAAP economic measure the Predecessor used to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of the reinsurance related embedded derivative and (iv) the effect of integration and merger related expenses. All adjustments to AOI are net of the corresponding VOBA and DAC impact. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments were an integral part of the overall performance of the Predecessor, market conditions impacting these items could overshadow the underlying performance of the Predecessor's business. Accordingly, the Predecessor believed using a measure which excluded their impact was effective in analyzing the trends of their operations. For the period ended November 30, 2017, the Predecessor changed their definition of AOI to exclude the effects of integration and merger related expenses due to the volume of integration and merger expenses incurred during the two months ended November 30, 2017. Predecessor management believed the exclusion of these charges provided users of the financial statements a more representative view of the results of the core business of the Predecessor for that period. Predecessor periods shown prior to November 30, 2017 have been adjusted to reflect the new definition.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Book Value per share (including and excluding AOCI) (presented herein as Book Value per common share including and excluding AOCI)
Book Value per share including and excluding AOCI is calculated as shareholders’ equity and shareholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Return on Average Shareholders’ Equity (presented herein as Return on Average Common Shareholders’ Equity)
Return on Average Shareholders’ Equity is calculated by dividing net income (loss) available to shareholders by total average shareholders’ equity. Average shareholders’ equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Shareholders’ Excluding AOCI (presented herein as Return on Average Common Shareholders’ Equity Excluding AOCI)
Return on Average Shareholders’ Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity excluding AOCI is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned return on shareholders’ equity.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Adjusted Operating Return on Equity Excluding AOCI (presented herein as Adjusting Operating return on common shareholders’ equity, excluding AOCI)
Adjusted Operating Return on Equity Excluding AOCI is calculated by dividing AOI by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on equity.
Total Debt to Capitalization, excluding AOCI
Total Debt to Capitalization, excluding AOCI is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% preferred equity by total capitalization excluding AOCI less a 50% preferred equity credit. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; and (iii) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging the Predecessor’s risk on FIA policies. The Predecessor considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Predecessor’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on their income generating invested assets.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

FGL HOLDINGS
Consolidated Financial Highlights

	Three months ended			One month ended	Two months ended	Three months ended	Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Premiums	$12	$15	$18	$3	$7	$16	$45	$31
Net investment income	267	282	263	92	174	261	812	765
Net investment gains (losses)	119	(2)	(191)	42	146	117	(74)	265
Insurance and investment product fees and other	46	45	48	28	35	41	139	129
Total revenues	444	340	138	165	362	435	922	1,190

Net income (loss)	$56	$40	$65	$(91)	$28	$61	$161	$115
Adjusted Operating Income ("AOI") (1)	$69	$65	$68	$3	$36	$65	$202	$145
Dividends on preferred stock	(7)	(7)	(7)	(2)	—	—	(21)	—
AOI available to common shareholders	62	58	61	1	36	65	181	145

Per Unrestricted Common Shares Amounts:
Basic:
Net income (loss) available to common shareholders	$0.23	$0.15	$0.27	$(0.44)	$0.48	$1.06	$0.65	$1.98
AOI available to common shareholders (1)	$0.29	$0.27	$0.28	$—	$0.62	$1.11	$0.84	$2.49
Diluted:
Net income (loss) available to common shareholders	$0.23	$0.15	$0.27	$(0.44)	$0.47	$1.06	$0.65	$1.98
AOI available to common shareholders (1)	$0.29	$0.27	$0.28	$—	$0.62	$1.11	$0.84	$2.48

Dividends Paid to Common Shareholders Per Share	$—	$—	$—	$—	$0.065	$0.065	$—	$0.195

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

	Three months ended			One month ended	Two months ended	Three months ended	Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

At Period End
Cash and cash equivalents	$944	$1,710	$1,157	$1,215	$924	$885	$944	$885
Total investments	$24,411	$22,860	$23,232	$23,604	$23,326	$23,072	$24,411	$23,072
Total assets	$30,960	$30,004	$29,651	$29,923	$29,227	$28,965	$30,960	$28,965
Contractholder funds	$23,164	$22,504	$22,045	$21,827	$21,083	$20,792	$23,164	$20,792
Future policy benefits	$4,631	$4,710	$4,711	$4,751	$3,401	$3,412	$4,631	$3,412
Debt (including revolving credit facility)	$540	$540	$442	$412	$405	$405	$540	$405
Total equity	$1,474	$1,382	$1,666	$1,963	$2,284	$2,247	$1,474	$2,247
Total equity excluding Accumulated Other Comprehensive Income (AOCI)	$2,043	$1,985	$1,944	$1,888	$1,729	$1,704	$2,043	$1,704
Common shares issued and outstanding	214.37	214.37	214.37	214.37	59.00	58.93	214.37	58.93

GAAP Book value per common share (1)	$5.02	$4.62	$5.98	$7.40	$38.71	$38.13	$5.02	$38.13
GAAP Book value per common share excluding AOCI (1)	$7.67	$7.44	$7.28	$7.05	$29.31	$28.92	$7.67	$28.92
Debt to total Capitalization excluding AOCI (1)	21.2%	21.7%	18.5%	17.9%	19.0%	19.2%	21.2%	19.2%
Return on average common shareholders' equity excluding AOCI (1)	12.1%	8.4%	15.1%	N/M	6.5%	14.6%	11.8%	14.6%
Statutory Book value per share (1)	$8.51	8.55	8.13	8.04	$25.91	$25.91	$8.51	$25.91
Statutory Book value per share excluding IMR and AVR (1)	$11.34	11.27	10.80	10.70	$34.99	$34.99	$11.34	$34.99
(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: September 30, 2018 - $22,143; December 31, 2017 - $20,847)	$21,421	$20,326	$21,040	$20,963	$21,154
Equity securities, at fair value (cost: September 30, 2018 - $1,490; December 31, 2017 - $1,392)	1,440	1,344	1,095	1,388	773
Derivative investments	432	312	293	492	413
Short term investments	15	—	—	25	—
Commercial mortgage loans	497	525	528	548	547
Other invested assets	606	353	276	188	185
Total investments	24,411	22,860	23,232	23,604	23,072
Related party loans	—	—	—	—	71
Cash and cash equivalents	944	1,710	1,157	1,215	885
Accrued investment income	230	215	240	211	231
Funds withheld for reinsurance receivables, at fair value	708	769	748	756	—
Reinsurance recoverable	2,460	2,476	2,495	2,494	3,375
Intangibles, net	1,205	1,070	947	853	1,129
Deferred tax assets, net	285	283	260	182	—
Goodwill	467	467	467	467	—
Other assets	250	154	105	141	202
Total assets	$30,960	$30,004	$29,651	$29,923	$28,965

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$23,164	$22,504	$22,045	$21,827	$20,792
Future policy benefits, including $684 and $728 at fair value at September 30, 2018 and December 31, 2017, respectively (b)	4,631	4,710	4,711	4,751	3,412
Funds withheld for reinsurance liabilities (d)	—	—	—	—	1,083
Liability for policy and contract claims (c)	60	74	70	78	67
Debt	540	540	307	307	300
Revolving credit facility	—	—	135	105	105
Deferred tax liability, net	—	—	—	—	62
Other liabilities	1,091	794	717	892	897
Total liabilities	29,486	28,622	27,985	27,960	26,718

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 391,694 and 375,000 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 214,370,000 issued and outstanding at September 30, 2018 and December 31, 2017, respectively)	—	—	—	—	1
Additional paid-in capital	2,056	2,047	2,039	2,037	716
Retained earnings (Accumulated deficit)	(13)	(62)	(95)	(149)	1,000
Accumulated other comprehensive income (loss)	(569)	(603)	(278)	75	543
Treasury stock, at cost (no shares at September 30, 2018; no shares at December 31, 2017)	—	—	—	—	(13)
Total shareholders' equity	1,474	1,382	1,666	1,963	2,247
Total liabilities and shareholders' equity	$30,960	$30,004	$29,651	$29,923	$28,965

Equity attributable to preferred shareholders (1)	$398	$391	$384	$377	$—
(1) Refer to "Non-GAAP Financial Measures" for further details
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products and life contingent SPIA contracts.
(c) Liability for policy and contract claims represents policyholder pending claims.
(d) Funds withheld for reinsurance liabilities are collapsed into "Other liabilities" beginning with December 31, 2017, as the amount became immaterial for individual presentation following the merger.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three months ended			One month ended	Two months ended	Three months ended	Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$7	$7	$9	$3	$6	$10	$23	$17
Life contingent immediate annuity	5	8	9	—	1	6	22	14
Net investment income	267	282	263	92	174	261	812	765
Net investment gains (losses)	119	(2)	(191)	42	146	117	(74)	265
Surrender charges	9	12	14	3	10	9	35	27
Cost of insurance fees and other income	37	33	34	25	25	32	104	102
Total revenues	444	340	138	165	362	435	922	1,190
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	17	22	18	7	12	18	57	50
Life contingent immediate annuity benefits and changes in future policy benefits	13	13	18	11	13	26	44	64
Interest sensitive and index product benefits and changes in future policy benefits	267	182	(75)	106	202	276	374	709
General expenses	31	37	34	11	47	30	103	95
Acquisition expenses	94	94	55	27	44	65	242	218
Deferred acquisition costs ("DAC")	(85)	(85)	(49)	(22)	(40)	(59)	(219)	(204)
Amortization of intangibles	28	17	27	4	36	(14)	72	70
Total benefits and expenses	365	280	28	144	314	342	673	1,002
Operating income	79	60	110	21	48	93	249	188
Interest expense	(8)	(7)	(6)	(2)	(4)	(6)	(21)	(18)
Income before income taxes	71	53	104	19	44	87	228	170
Income tax expense	(15)	(13)	(39)	(110)	(16)	(26)	(67)	(55)
Net income (loss)	$56	$40	$65	$(91)	$28	$61	$161	$115
Less Preferred stock dividend	7	7	7	2	—	—	21	—
Net income (loss) available to common shareholders	49	33	58	(93)	28	61	140	115

Net income (loss) per common share:

Basic	$0.23	$0.15	$0.27	$(0.44)	$0.48	$1.06	$0.65	$1.98
Diluted	$0.23	$0.15	$0.27	$(0.44)	$0.47	$1.06	$0.65	$1.98
Weighted average common shares used in computing net income per common share:
Basic	214.37	214.37	214.37	214.37	58.34	58.34	214.37	58.33
Diluted	214.42	214.38	214.37	214.37	58.49	58.48	214.39	58.44

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

	Three months ended			One month ended	Two months ended	Three months ended	Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$56	$40	$65	$(91)	$28	$61	$161	$115
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	38	37	39	—	(6)	(5)	114	14
Effect of changes in fair values of FIA related derivatives, net of hedging costs (a) (b)	(30)	(9)	(63)	(8)	(10)	3	(102)	(3)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a) (c)	—	—	—	—	(1)	5	—	21
Effect of integration, merger related & other non-operating items	4	3	8	(8)	29	2	15	9
Effects of extinguishment of debt	—	(2)	—	—	—	—	(2)	—
Tax effect of affiliated reinsurance embedded derivative	—	—	15	(20)	—	—	15	—
Net impact of Tax Cuts and Jobs Act	3	—	—	131	—	—	3	—
Tax impact of adjusting items	(2)	(4)	4	(1)	(4)	(1)	(2)	(11)
AOI	$69	$65	$68	$3	$36	$65	$202	$145
Dividends on preferred stock	(7)	(7)	(7)	(2)	—	—	(21)	—
AOI available to common shareholders	$62	$58	$61	$1	$36	$65	$181	$145

Per diluted common share:
Net income (loss) available to common shareholders	$0.23	$0.15	$0.27	$(0.44)	$0.47	$1.06	$0.65	$1.98
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.18	0.17	0.18	—	(0.10)	(0.09)	0.53	0.24
Effect of changes in fair values of FIA related derivatives, net of hedging costs (a) (b)	(0.14)	(0.04)	(0.29)	(0.04)	(0.17)	0.05	(0.47)	(0.06)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a) (c)	—	—	—	—	(0.02)	0.09	—	0.37
Effect of integration, merger related & other non-operating items	0.02	0.01	0.04	(0.04)	0.50	0.02	0.07	0.14
Effects of extinguishment of debt	—	(0.01)	—	—	—	—	(0.01)	—
Tax effect of affiliated reinsurance embedded derivative	—	—	0.07	(0.09)	—	—	0.07	—
Net impact of Tax Cuts and Jobs Act	0.01	—	—	0.61	—	—	0.01	—
Tax impact of adjusting items	(0.01)	(0.01)	0.01	—	(0.06)	(0.02)	(0.01)	(0.19)
AOI available to common shareholders per diluted share	$0.29	$0.27	$0.28	$—	$0.62	$1.11	$0.84	$2.48
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC"), deferred sale inducement ("DSI"), and unearned revenue ("UREV") amortization, as applicable.
(b) The updated definition of AOI removes the impact of fair value accounting on FIA products for periods after December 31, 2017. Included in the one-month period ended December 31, 2017 is the impact of the immaterial error resulting from the model code error, net of VOBA amortization, as disclosed within the Company's Form 10-Q.
(c) Adjustment is not applicable subsequent to the Business Combination as the reinsurance agreement and related activity are eliminated via consolidation for U.S. GAAP reporting.
(d) The Company recorded an immaterial out of period adjustment related to the December 1, 2017 fair value of the deferred income tax valuation allowance acquired from the Business Combination. See "Note 2. Significant Accounting Policies and Practices" of the Company’s Form 10-Q for additional information.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three months ended			One month ended	Two months ended	Three months ended	Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenue:
Insurance and investment product fees and other (a)	$—	$—	$—	$(12)	$—	$—	$—	$—
Net investment gains (losses) (b)	(92)	(3)	163	—	(8)	1	68	44
Increase (decrease) in total revenues	(92)	(3)	163	(12)	(8)	1	68	44

Benefits and expenses:
Benefits and other changes in policy reserves (c)	105	39	(188)	(10)	(19)	12	(44)	1
Acquisition and operating expenses, net of deferrals	(1)	3	8	4	29	2	10	9
Amortization of intangibles (d)	—	(8)	1	2	10	(10)	(7)	(13)
(Decrease) increase in total benefits and expenses	104	34	(179)	(4)	20	4	(41)	(3)

Increase (decrease) in pre-tax operating income	12	31	(16)	(16)	12	5	27	41

(Decrease) increase in interest expense	—	(2)	—	—	—	—	(2)	—
(Decrease) increase in income tax expense (benefit) (e)	1	(4)	19	110	(4)	(1)	16	(11)
Increase (decrease) in net income	$13	$25	$3	$94	$8	$4	$41	$30

(a) Insurance and investment product fees and other: includes the effect of contract fee termination.
(b) Net investment gains: includes the effect of net investment gains including OTTI, changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs. For the Predecessor, effects of net investment gains include the change in fair value of the reinsurance related embedded derivative.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives.
(d) Amortization of intangibles includes the impact on DAC, VOBA, and DSI of the adjustments in b-c above.
(e) The tax expense (benefit) includes the tax impact of the adjustments in a-d above, and for the Successor only, the impact of tax reform and the impact of affiliated reinsurance embedded derivative.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Notable Items Included in Net Income (Loss) and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net Income and AOI.  The amounts below are included in disclosures within the Company's earnings releases to explain our Net Income and AOI results as we believe these items provide further clarity to the financial performance of the business.

	Three months ended			One month ended	Two months ended	Three months ended	Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income (loss)	$56	$40	$65	$(91)	$28	$61	$161	$115

AOI	$69	$65	$68	$3	$36	$65	$202	$145
Notable Items (Not Trendable) Included within AOI and Net Income [(unfavorable)/favorable]
Legacy incentive compensation (a)	—	—	—	—	—	—	—	(2)
Project expenses (b)	—	(3)	—	—	—	—	(3)	—
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	5	5	8	(2)	1	(2)	18	3
Assumption review & DAC, VOBA and DSI unlocking (d)	5	—	—	(9)	4	21	5	18
Bond prepay income / other (e)	—	4	—	—	—	2	4	2
(a) Change in certain long term incentive compensation costs, including the change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period (Predecessor only).
(b) Project related expenses.
(c) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Reflects unlocking from updating our DAC, VOBA and DSI amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(e) Bond prepayment income/loss, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Capitalization/Book Value per Share

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$550	$550	$442	$412	$405
Total debt	550	550	442	412	405
Total shareholders' equity	1,474	1,382	1,666	1,963	2,247
Total capitalization	2,024	1,932	2,108	2,375	2,652
AOCI	(569)	(603)	(278)	75	543
Total capitalization excluding AOCI (1)	$2,593	$2,535	$2,386	$2,300	$2,109

Total shareholders' equity	1,474	1,382	1,666	1,963	2,247
Equity available to preferred shareholders	398	391	384	377	—
Common shareholders' equity	1,076	991	1,282	1,586	2,247
AOCI	(569)	(603)	(278)	75	543
Total common shareholders' equity excluding AOCI (1)	$1,645	$1,594	$1,560	$1,511	$1,704

Common shares outstanding	214.37	214.37	214.37	214.37	58.93

Book Value per Share: (1)
GAAP Book value per common share including AOCI (1)	$5.02	$4.62	$5.98	$7.40	$38.13
GAAP Book value per common share excluding AOCI (1)	$7.67	$7.44	$7.28	$7.05	$28.92

Debt-to-Capital Ratios: (1)
Total Debt to Capitalization, excluding AOCI (1)	21.2%	21.7%	18.5%	17.9%	19.2%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	28.9%	29.4%	26.6%	26.1%	19.2%

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on Common Shareholders' Equity (1)
Return on average common shareholders' equity	15.1%	14.1%	16.2%	N/M	11.2%
Return on average common shareholders' equity, excluding AOCI (1)	11.8%	11.7%	15.1%	N/M	13.8%

Return on Common Shareholders' Equity - AOI (1)
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	15.3%	15.3%	15.9%	0.8%	11.5%

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

	Three months ended
Quarterly Average ROE	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	19.0%	11.6%	16.2%	N/M	11.2%
Return on average common shareholders' equity, excluding AOCI (1)	12.1%	8.4%	15.1%	N/M	14.6%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	15.3%	14.7%	15.9%	0.8%	15.5%

(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Holding Companies
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BB+	Ba3	BB+
Outlook		Stable	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BB+	Ba2	BB+
Outlook		Stable	Stable	Positive
Fidelity &Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bb+	BB+	Not Rated	BB+
Outlook	Positive	Stable	Not Rated	Positive
Senior Unsecured Notes	bb+	BB	Ba2	BB+
Outlook	Positive	Stable	Stable

Insurance Subsidiaries
F&G Life Re Ltd
Financial Strength Rating	Not Rated	BBB	Baa2	BBB+
Outlook		Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	B++	BBB	Baa2	BBB+
Outlook	Positive	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	B++	BBB	Not Rated	BBB+
Outlook	Positive	Stable	Not Rated	Stable
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three months ended		Nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Yield on average assets under management "AAUM" (1)	4.13%	5.02%	4.26%	4.98%
Less: Interest credited and option cost	(2.42)%	(2.58)%	(2.37)%	(2.52)%
Total net investment spread - All product lines (1)	1.71%	2.44%	1.89%	2.46%

FIA net investment spread	2.16%	3.00%	2.36%	3.02%

Gross investment book yield - bonds purchased during the period (1)	5.58%	4.92%	5.25%	4.86%

Net investment book yield - bonds purchased during the period (1)	5.23%	4.82%	4.99%	4.75%

AAUM (1)	$25,883	$20,840	$25,437	$20,524
(1) Refer to "Non-GAAP Financial Measures" for further details

Total Product Net Investment Spread
(Dollars in millions)	Three months ended		Nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Investment Income	$267	$261	$812	$765
AAUM	25,883	20,840	25,437	20,524
Yield	4.13%	5.02%	4.26%	4.98%

Interest Credits, less DSI	$77	$75	$222	$220
Option & Futures Costs	59	50	167	139
Total interest credited and option costs	$136	$125	$389	$359
Average Account Value	22,367	19,371	21,895	19,026
Interest credited & option cost	2.42%	2.58%	2.37%	2.52%
Net Investment spread	1.71%	2.44%	1.89%	2.46%

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

FIA Net Investment Spread
(Dollars in millions)	Three months ended		Nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Investment Income	$158	$164	$491	$476
AAUM	15,181	13,020	15,143	12,778

Yield	4.15%	5.03%	4.32%	4.96%

Interest Credits, less DSI	$15	$17	$46	$49
Option & Futures Costs	59	50	167	139
Total interest credited and option costs	$74	$67	$213	$188
Average Account Value	14,766	13,140	14,495	12,892

Interest credited & option cost	1.99%	2.03%	1.96%	1.94%

Net Investment spread	2.16%	3.00%	2.36%	3.02%

Sales Results by Product

(Dollars in millions)	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Fixed index annuities (FIA)	$631	$549	$436	$462	$424	$1,616	$1,317
Fixed rate annuities (MYGA)	211	220	142	161	164	573	449
Institutional spread based	—	—	200	—	—	200	136
Total annuity	$842	$769	$778	$623	$588	$2,389	$1,902
Index universal life	7	7	6	7	6	20	29
International flow reinsurance	45	$54	$33	8	—	132	—
Total Sales	$894	$830	$817	$638	$594	$2,541	$1,931
(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended			One month ended (b)	Two months ended (a)	Three months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	September 30, 2017
	Successor	Successor	Successor	Successor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$18,769	$18,326	$18,041	$17,892	$16,819	$16,430
Net deposits	845	756	548	223	404	598
Premium and interest bonuses	14	14	14	5	9	11
Fixed interest credited and index credits	148	143	177	71	130	147
Guaranteed product rider fees	(21)	(23)	(22)	(8)	(14)	(17)
Surrenders, withdrawals, deaths, etc.	(420)	(447)	(432)	(142)	(256)	(350)
Account balance at end of period	$19,335	$18,769	$18,326	$18,041	$17,092	$16,819
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.
(b) Beginning balance as of December 1, 2017 is inclusive of FSR after the Business Combination was completed and therefore does not agree to the November 30, 2017 ending balance.
Annuity Deposits by Product Type

	Three months ended		Nine months ended
Product Type	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
	Successor	Predecessor	Successor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$556	$347	$1,338	$1,066
Fixed Strategy	75	84	229	271
	631	431	1,567	1,337

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	2	4	8
Multi-Year Rate Guaranteed	213	165	578	450
Total before coinsurance ceded	845	598	2,149	1,795
Coinsurance ceded	—	—	—	2
Net after coinsurance ceded	$845	$598	$2,149	$1,793

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at September 30, 2018 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$14,975	78%
Single-Year Rate Guaranteed	10	1	1%	604	3%
Multi-Year Rate Guaranteed	5	3	7%	3,756	19%
Total				$19,335	100%

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$757	$2,383
0.0% < 2.0%	13	190
2.0% < 4.0%	31	206
4.0% < 6.0%	760	931
6.0% < 8.0%	864	2,067
8.0% < 10.0%	1,909	2,936
10.0% or greater	25	6,262
	$4,359	$14,975

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,991	—%
2018	591	4%
2019 - 2020	3,035	6%
2021 - 2022	2,973	7%
2023 - 2024	2,789	9%
Thereafter	6,956	11%
	$19,335	8%

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,000	$1,342
0.0% - 1.0%	385	1,301
1.0% - 2.0%	317	39
2.0% - 3.0%	2,644	10
3.0% - 4.0%	13	—
Allocated to index strategies	—	12,284
	$4,359	$14,976

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,650	$613	$3
2-3%	982	—	—	—	—
3-4%	1,064	—	376	—	—
4-5%	441	—	285	—	—
5-6%	156	3	36	1	—
6-7%	71	3	21	—	4
7% +	87	51	200	—	69
Total:	$2,801	$57	$2,568	$614	$76

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$2,014
1% to 2%	2,656
2% to 3%	613
3% +	108
Total:	$5,391

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$19
2% to 5%	2	—
5% to 7%	12	50
7% to 9%	—	41
9% to 11%	—	17
11% to 13%	—	8
Total:	$14	$135
There is an additional $628 million Account Value allocated to strategies not listed above. Of this $628 million, $13 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	September 30, 2018			December 31, 2017
	Successor			Successor
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$141	$139	1%	$84	$84	1%
United States Government sponsored entities	115	108	—%	123	122	1%
United States municipalities, states and territories	1,562	1,381	6%	1,736	1,747	7%
Foreign Governments	164	160	1%	198	197	1%
Corporate securities:
Finance, insurance and real estate	4,755	4,524	19%	5,464	5,500	23%
Manufacturing, construction and mining	969	616	3%	994	1,002	4%
Utilities, energy and related sectors	2,408	2,545	10%	2,262	2,281	10%
Wholesale/retail trade	1,550	1,503	6%	1,420	1,428	6%
Services, media and other	2,785	2,446	10%	2,327	2,359	10%
Hybrid securities	956	951	4%	1,066	1,067	4%
Non-agency residential mortgage-backed securities	1,241	1,572	6%	1,156	1,155	5%
Commercial mortgage-backed securities	1,257	1,794	7%	956	956	4%
Asset-backed securities	3,158	3,682	15%	3,061	3,065	13%
Equity securities	1,378	1,440	6%	1,392	1,388	6%
Commercial mortgage loans	525	488	2%	548	549	2%
Other (primarily derivatives)	687	1,034	4%	647	678	3%
Short term investments	—	15	—%	25	25	—%
Total (a)	$23,651	$24,398	100%	$23,459	$23,603	100%
(a) Asset duration, including cash and cash equivalents, of 7.02 years and 6.72 years vs. liability duration of 6.34 years and 6.76 years for the periods ending September 30, 2018 and December 31, 2017, respectively

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Credit Quality of Fixed Maturity Securities at September 30, 2018 (unaudited)

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,915	51%	AAA	$2,711	13%
2	9,031	42%	AA	1,454	7%
3	1,270	6%	A	5,159	24%
4	167	1%	BBB	9,829	46%
5	33	—%	BB	1,326	6%
6	5	—%	B and below	942	4%
	$21,421	100%		$21,421	100%

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	Successor
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value

Total by collateral type
Government agency	$111	$108
Prime	722	721
Subprime	228	228
Alt-A	616	622
	$1,677	$1,679
Total by NAIC designation
1	$1,652	$1,655
2	19	19
3	4	4
4	—	—
5	1	1
	$1,676	$1,679

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	September 30, 2018
	Successor
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
AT&T Inc.	$119	0.5%
JP Morgan Chase & Co.	119	0.5%
Wells Fargo & Company	116	0.5%
HSBC Holdings	114	0.5%
General Motors Co	114	0.5%
Metropolitan Transportation Authority (NY)	114	0.5%
United Mexican States	114	0.5%
Verizon Communications Inc.	111	0.5%
Metlife, Inc.	108	0.4%
Energy Transfer Partners	107	0.4%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Re.	$1,546	A+	Not Rated	Not Rated
Security Life of Denver	164	A	A	A2
Hannover Re	125	A+	AA-	Not Rated
London Life	110	A+	Not Rated	Not Rated
Swiss Re Life and Health	103	A+	AA-	Aa3
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Diana Hickert-Hill
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2018 (Successor unaudited)
First Quarter	$10.74	$8.65	$10.15	$—
Second Quarter	$10.22	$8.14	$8.39	$—
Third Quarter	$9.63	$8.35	$8.95	$—

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - September 30, 2018
(unaudited)

Research Analyst Coverage

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Alex Scott
Goldman Sachs
(917) 343-7160
alex.scott@gs.com

Pablo Singzon
J.P. Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Kenneth Lee
RBC Capital Markets
(212) 905-5995
kenneth.s.lee@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com
John Nadel
UBS Research
(212) 713-4299
john.nadel@ubs.com